Risks and uncertainties	12 Months Ended
Dec. 31, 2011
Risks and uncertainties

23 Risks and uncertainties

(a) Dependence on the Operators

In 2011, 59%, 28% and 13% of the Group’s gross revenue is contributed by China VAS, mobile game and PC game segment in China, Media Content segment in Singapore and Indonesia VAS in Indonesia, respectively. The Group’s PRC and Indonesia VAS revenue is mainly derived from cooperative arrangements with the operators in the PRC and Indonesia. If the strategic relationship with the Operators in the PRC and Indonesia are terminated or scaled back or if the operators alter the revenue-sharing arrangements, the Group’s VAS business would be adversely affected. Revenues and amounts due from operators that account for more than 10% of the Group’s gross revenues and accounts receivable in a particular year are as follows:

PRC

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Revenues earned from China Mobile for the years ended December 31, 2009, 2010 and 2011 were $46.3 million, $37.6 million and $25.2 million, respectively, representing 74%, 52% and 71% of China gross revenues, respectively.

•	Amounts due from China Mobile as of 2010 and 2011 amounted to $10.4 million and $7.8 million respectively, representing 82% and 87% of accounts receivable, respectively.

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Revenues earned from China Telecom for the years ended December 31, 2009, 2010 and 2011 were $7.9 million, $9.6 million and $6.8 million, respectively, representing 13%, 13% and 17% of China gross revenues, respectively.

•	Amounts due from China Telecom as of 2010 and 2011 amounted to $1.2 million and $0.4 million respectively, representing 10% and 5% of accounts receivable, respectively.

Indonesia

•	Revenues earned from Telkomsel for the years ended December 31, 2010 and 2011 were $1.1 million and $5.6 million, respectively, representing 63%, and 68% of Indonesia gross revenues, respectively.

•	Amounts due from Telkomsel as of 2010 and 2011 amounted to $1.9 million and $4.0 million, respectively, representing 64%, and 81% of accounts receivable, respectively.

•	Revenues earned from Indosat for the years ended December 31, 2010 and 2011 were $0.3 million and $0.4 million, respectively, representing 18%, and 5% of Indonesia gross revenues, respectively.

•	Amounts due from Indosat as of 2010 and 2011 amounted to $0.4 million and $0.2 million, respectively, representing 14% and 3% of accounts receivable, respectively.

(b) Credit risk

Financial instruments that potentially subject the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, short-term investments and accounts receivable. The Group has $97.5 million in cash and cash equivalents and short-term investments. The Group has $35.0 million in cash, bank deposits and money market funds in the PRC, which constitute 35.9% of total cash and cash equivalents and short-term investments. In the event of bankruptcy of one of the financial institutions in which the Group has deposits or investments, it may be unlikely to claim its deposits or investments back in full.

Accounts receivable are typically unsecured and derived from revenue earned from customers, which are exposed to credit risk. The risk is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within its expectations. The Group has $15.5 million and $17.0 million in accounts receivable as of December 31, 2010 and 2011, respectively.

(c) Foreign exchange risk

The Group’s sales, purchase and expense transactions are generally denominated in RMB, SGD and IDR and a significant portion of the Group’s assets and liabilities are denominated in IDR and RMB. The RMB is not freely convertible into foreign currencies. In the PRC, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other PRC foreign exchange regulatory bodies and require certain supporting documentation in order to affect the remittance.

There are currently no such legal foreign exchange controls in Singapore and Indonesia.

(d) Legal and regulatory uncertainties

PRC

The Chinese market poses certain legal and regulatory risks and uncertainties to the Group’s operations. These uncertainties extend to the ability of the Group to develop its telecom VAS business and to provide internet services in the PRC. Though the PRC has, since 1978, implemented a wide range of market-oriented economic reforms, continued reforms and progress towards a full market-oriented economy are uncertain. In addition, the telecommunication and internet industries remain highly regulated. Restrictions are currently in place or are unclear with regard to which specific industry segments foreign-owned entities, like the Group, may operate. The Group’s legal structure and scope of operations in the PRC could be subject to restrictions which could result in severe limitations on the Group’s ability to conduct business in the PRC, and this could have a material adverse impact on the Group’s financial position, results of operations and cash flows.

Indonesia

The Group operates in a legal and regulatory environment in Indonesia that is undergoing change. The reformed regulation of the Indonesian telecommunications sector, which was initiated by the Indonesian Government in 1999, has to a certain extent resulted in the liberalization of the telecommunications industry, including facilitation of new market entrants for telecommunications service providers and changes to the competitive structure of the telecommunications industry. As we rely on our partnership with the telecommunications service providers and depend to a significant degree on the uninterrupted operation of their network to provide our VAS services, any disruption could have a material adverse impact on the Group’s financial position, results of operations and cash flows.

The Board of Indonesian Telecommunication Regulatory (“BRTI”) through its circular letter dated October 18, 2011 No. 177/BRTI/X/2011 addressed to ten telecommunication network operators has requested those operators to cease promoting premium messages through SMS broadcast, pop-screen, voice broadcast, and to deactivate all premium messages such as SMS, MMS, ring tone, games and wall paper until a period of time to be further determined by BRTI. The process of deactivation is done by issuing notification to deactivate and information on how to re-activate by those who intends to re-subscribe without charging additional re-activation costs. This circular letter was issued as a response to public complain against operators of premium messaging.